AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT
                                As of May 1, 2007
                                  by and among
              Franklin Templeton Variable Insurance Products Trust
                      Franklin/Templeton Distributors, Inc.
                 Allianz Life Insurance Company of North America
                      Allianz Life Financial Services, LLC
                   (formerly USAllianz Investor Services, LLC)

         Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Allianz Life Insurance Company of North America ("you"), and Allianz Life Financial Services, LLC (formerly "USAllianz Investor Services, LLC"), your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated October 1, 2003 and amended as of May 3, 2004, April 29, 2005 and May 1, 2006 (the "Agreement"). The parties now desire to further amend the Agreement in this amendment (the "Amendment").
         Except as modified hereby, all other terms and conditions of the Agreement and earlier amendments, shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                               A M E N D M E N T

         For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Section 1 and Section 2.2.1 are hereby each amended to reflect that Franklin Templeton Variable Insurance Products Trust (the "Trust") is organized as a statutory trust under the laws of the State of Delaware.

2.       Section 2.3.2 is amended and restated in its entirety as follows:

         "2.3.2 Each investment adviser (each, an "Adviser") of a Portfolio, as indicated in the current prospectus of the Portfolio, is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or exempt from such registration."

3. Section 3.1.3 is amended and restated in its entirety as follows:

         "3.1.3 We agree that shares of the Trust will be sold only to: (i) life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order; and (ii) investment companies in the form of funds of funds. No shares of any Portfolio will be sold to the general public."

Alliaz FPA Amd #4 2007-5-1.doc

4. Section 5.2 is amended and restated in its entirety as follows:

         "5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and
         (iii) vote Trust shares owned by subaccounts for which no instructions have been received from Contract owners in the same proportion as Trust shares of such Portfolio for which instructions have been received from Contract owners; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law."

5. Schedules A, B, C, D, F and G of the Agreement is hereby deleted in their entirety and replaced with the Schedules A, B, C, D, F and G attached hereto, respectively.

6. All other terms and provisions not amended herein shall remain in full force and effect.


         IN WITNESS WHEREOF, each of the parties has caused their duly authorized officers to execute this Amendment.



The Company:                ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA



                            By: /s/ Stewart D. Gregg
                            Name: Stewart D. Gregg
                            Title:  Senior Securities Counsel


Distributor for the Company:Allianz Life Financial Services, LLC


                            By: /s/ Jeffrey Kletti
                            Name: Jeffrey Kletti
                            Title:  Sr. VP Advisory Management

The Trust:                  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
         ONLY ON BEHALF OF EACH
         PORTFOLIO LISTED ON
         SCHEDULE C HEREOF.
                            By: /s/ Karen L Skidmore
                            Name: Karen L. Skidmore
                            Title: Vice President




The Underwriter:           FRANKLIN/TEMPLETON DISTRIBUTORS, INC.


                           By: /s/ Thomas Regner
                           Name: Thomas Regner
                           Title:  Senior Vice President

                                   SCHEDULE A

                         THE COMPANY AND ITS DISTRIBUTOR

THE COMPANY

Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, Minnesota 55416

An insurance company organized under the laws of the State of Minnesota.


THE DISTRIBUTOR

Allianz Life Financial Services, LLC
5701 Golden Hills Drive
Minneapolis, Minnesota 55416

A limited liability company organized under the laws of the State of Minnesota

                                   SCHEDULE B
                             ACCOUNTS OF THE COMPANY



     1.         Name: Allianz Life Variable Account A
                Date Established: May 31, 1985
                SEC Registration Number: 811-04965

     2.         Name: Allianz Life Variable Account B
                Date Established: May 31, 1985
                SEC Registration Number: 811-05618

                                   SCHEDULE C


            AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST;

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CLASS 1 & CLASS 2 SHARES
Franklin Global Communications Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Money Market Fund
Franklin Global Real Estate Securities Fund
Franklin Rising Dividend Securities Fund
Franklin Small Cap Value Securities Fund
Franklin Small-Mid Cap Growth Secuities Fund
Franklin U.S. Government Fund
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Global Income Securities Fund
Templeton Growth Securities Fund

CLASS 1 SHARES
Franklin Zero Coupon Fund 2010

CLASS 2 SHARES
Franklin Templeton VIP Founding Funds Allocation Fund

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

-------- ------------------------- --------------------------- -----------------------------------------------------
               PRODUCT NAME          SEPARATE ACCOUNT NAME
   #          REGISTERED Y/N             REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
               1933 ACT NO.                1940 ACT #
-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
01       Allianz Value Life        Allianz Life Variable       CLASS 1 SHARES:
         Yes                       Account A                   Franklin Global Communications Securities Fund
         33-11158                  Yes                         Franklin Growth and Income Securities Fund
                                   811-04965                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin U.S. Government  Fund
                                                               Franklin Zero Coupon Fund 2010
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
02       Allianz Alterity          Allianz Life Variable       CLASS 2 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         333-82329                 Yes                         Franklin Growth and Income Securities Fund
                                   811-05618                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin Templeton VIP Founding Funds Allocation
                                                               Fund
                                                               Franklin U.S. Government  Fund
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

                                                               CLASS 1 SHARES:
                                                               Franklin Zero Coupon Fund 2010

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
                                       7

-------- ------------------------- --------------------------- -----------------------------------------------------
               PRODUCT NAME          SEPARATE ACCOUNT NAME
   #          REGISTERED Y/N             REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
               1933 ACT NO.                1940 ACT #
-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
03       Allianz Dimensions        Allianz Life Variable       CLASS 2 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         33-47886                  Yes                         Franklin Growth and Income Securities Fund
                                   811-05618                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin U.S. Government  Fund
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

                                                               CLASS 1 SHARES:
                                                               Franklin Zero Coupon Fund 2010

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
04       Allianz Rewards           Allianz Life Variable       CLASS 2 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         333-95729                 Yes                         Franklin Growth and Income Securities Fund
                                   811-05618                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin Templeton VIP Founding Funds Allocation
                                                               Fund
                                                               Franklin U.S. Government  Fund
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

                                                               CLASS 1 SHARES:
                                                               Franklin Zero Coupon Fund 2010

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
                                       8

-------- ------------------------- --------------------------- -----------------------------------------------------
               PRODUCT NAME          SEPARATE ACCOUNT NAME
   #          REGISTERED Y/N             REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
               1933 ACT NO.                1940 ACT #
-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
05       Allianz Charter           Allianz Life Variable       CLASS 2 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         333-63719                 Yes                         Franklin Growth and Income Securities Fund
                                   811-05618                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin U.S. Government  Fund
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

                                                               CLASS 1 SHARES:
                                                               Franklin Zero Coupon Fund 2010

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
06       Valuemark II              Allianz Life Variable       CLASS 1 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         33-23035                  Yes                         Franklin Growth and Income Securities Fund
                                   811-05618                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin U.S. Government  Fund
                                                               Franklin Zero Coupon Fund 2010
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
                                       9

-------- ------------------------- --------------------------- -----------------------------------------------------
               PRODUCT NAME          SEPARATE ACCOUNT NAME
   #          REGISTERED Y/N             REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
               1933 ACT NO.                1940 ACT #
-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
07       Valuemark III             Allianz Life Variable       CLASS 1 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         33-72046                  Yes                         Franklin Growth and Income Securities Fund
                                   811-05618                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin U.S. Government  Fund
                                                               Franklin Zero Coupon Fund 2010
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
08       Valuemark Income Plus     Allianz Life Variable       CLASS 1 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         33-76190                  Yes                         Franklin Growth and Income Securities Fund
                                   811-05618                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin U.S. Government  Fund
                                                               Franklin Zero Coupon Fund 2010
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------

                                       10

-------- ------------------------- --------------------------- -----------------------------------------------------
               PRODUCT NAME          SEPARATE ACCOUNT NAME
   #          REGISTERED Y/N             REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
               1933 ACT NO.                1940 ACT #
-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
09       Valuemark IV              Allianz Life Variable       CLASS 1 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         333-06709                 Yes                         Franklin Growth and Income Securities Fund
                                   811-05618                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin U.S. Government  Fund
                                                               Franklin Zero Coupon Fund 2010
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
10       Valuemark Life            Allianz Life Variable       CLASS 1 SHARES:
         Yes                       Account A                   Franklin Global Communications Securities Fund
         33-15464                  Yes                         Franklin Growth and Income Securities Fund
                                   811-04965                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin U.S. Government  Fund
                                                               Franklin Zero Coupon Fund 2010
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------

                                       11

-------- ------------------------- --------------------------- -----------------------------------------------------
               PRODUCT NAME          SEPARATE ACCOUNT NAME
   #          REGISTERED Y/N             REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
               1933 ACT NO.                1940 ACT #
-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
  11. Allianz Life Fund Allianz Life Variable CLASS 2 SHARES:
         Yes                       Account A                   Franklin Global Communications Securities Fund
         333-60206                 Yes                         Franklin Growth and Income Securities Fund
                                   811-04965                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin U.S. Government  Fund
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

                                                               CLASS 1 SHARES:
                                                               Franklin Zero Coupon Fund 2010

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
  12. Allianz High Five Allianz Life Variable CLASS 2 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         333-90260                 Yes                         Franklin Growth and Income Securities Fund
                                   811-05618                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin Templeton VIP Founding Funds Allocation
                                                               Fund
                                                               Franklin U.S. Government  Fund
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

                                                               CLASS 1 SHARES:
                                                               Franklin Zero Coupon Fund 2010

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------

                                       12

-------- ------------------------- --------------------------- -----------------------------------------------------
               PRODUCT NAME          SEPARATE ACCOUNT NAME
   #          REGISTERED Y/N             REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
               1933 ACT NO.                1940 ACT #
-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
  13. Allianz Charter II Allianz Life Variable CLASS 2 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         333-101812                Yes                         Franklin Growth and Income Securities Fund
                                   811-05618                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin U.S. Government  Fund
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

                                                               CLASS 1 SHARES:
                                                               Franklin Zero Coupon Fund 2010

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
  14. Allianz High Five Bonus Allianz Life Variable CLASS 2 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         333-111049                Yes                         Franklin Growth and Income Securities Fund
                                   811-05618                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin Templeton VIP Founding Funds Allocation
                                                               Fund
                                                               Franklin U.S. Government  Fund
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

                                                               CLASS 1 SHARES:
                                                               Franklin Zero Coupon Fund 2010

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------

                                       13

-------- ------------------------- --------------------------- -----------------------------------------------------
               PRODUCT NAME          SEPARATE ACCOUNT NAME
   #          REGISTERED Y/N             REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
               1933 ACT NO.                1940 ACT #
-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
  15. Allianz High Five L Allianz Life Variable CLASS 2 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         333-120181                Yes                         Franklin Growth and Income Securities Fund
                                   811-05618                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Global Real Estate Securities Fund
                                                               Franklin Rising Dividends Securities Fund
                                                               Franklin Small-Mid Cap Growth Securities Fund
                                                               Franklin Small Cap Value Securities Fund
                                                               Franklin Templeton VIP Founding Funds Allocation
                                                               Fund
                                                               Franklin U.S. Government  Fund
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Developing Markets Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

                                                               CLASS 1 SHARES:
                                                               Franklin Zero Coupon Fund 2010
-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
  16.    Allianz Custom Income Allianz Life Variable CLASS 2 SHARES: Yes Account
         B Franklin Income Securities Fund 333-126217 Yes Franklin Templeton VIP
         Founding Funds Allocation
                                   811-05618                   Fund
                                                               Franklin U.S. Government  Fund
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------

                                       14

-------- ------------------------- --------------------------- -----------------------------------------------------
               PRODUCT NAME          SEPARATE ACCOUNT NAME
   #          REGISTERED Y/N             REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
               1933 ACT NO.                1940 ACT #
-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
  17.    Allianz Elite             Allianz Life Variable       CLASS 2 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         333-134267                Yes                         Franklin Growth and Income Securities Fund
                                   811-05618                   Franklin High Income Securities Fund
                                                               Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Templeton VIP Founding Funds Allocation
                                                               Fund
                                                               Franklin U.S. Government  Fund
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Foreign Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

                                                               CLASS 1 SHARES:
                                                               Franklin Zero Coupon Fund 2010
-------- ------------------------- --------------------------- -----------------------------------------------------
-------- ------------------------- --------------------------- -----------------------------------------------------
  18.    Allianz Vision            Allianz Life Variable       CLASS 2 SHARES:
         Yes                       Account B                   Franklin Global Communications Securities Fund
         333-139701                Yes                         Franklin High Income Securities Fund
                                   811-05618                   Franklin Income Securities Fund
                                                               Franklin Large Cap Growth Securities Fund
                                                               Franklin Templeton VIP Founding Funds Allocation
                                                               Fund
                                                               Franklin U.S. Government  Fund
                                                               Mutual Discovery Securities Fund
                                                               Mutual Shares Securities Fund
                                                               Templeton Global Income Securities Fund
                                                               Templeton Growth Securities Fund

                                                               CLASS 1 SHARES:
                                                               Franklin Zero Coupon Fund 2010
-------- ------------------------- --------------------------- -----------------------------------------------------

                                   SCHEDULE F

                          RULE 12B-1 PLANS OF THE TRUST

COMPENSATION

Each Class 2 Portfolio named on Schedule C of this Agreement shall pay at an annualized payment rate of 0.25% stated as a percentage per year of that Portfolio's Class 2 average daily net assets, pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan.

AGREEMENT PROVISIONS

         If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

         To the extent the Company or its affiliates, agents or designees (collectively "you") provide any activity or service that is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares ("Rule 12b-1 Services") or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules.

Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the compensation provisions stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

         You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

         The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty (60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                                   SCHEDULE G

                              ADDRESSES FOR NOTICES


To the Company:             Allianz Life Insurance Company of North America
                            5701 Golden Hills Drive
                            Minneapolis, MN 55416
                            Attention:  Robert DeChellis, President


To the Distributor:         Allianz Life Financial Services, LLC
                            5701 Golden Hills Drive
                            Minneapolis, MN 55416
                            Attention: Robert DeChellis, President


To the Trust:               Franklin Templeton Variable Insurance Products Trust
                            One Franklin Parkway, Bldg. 920 2nd Floor
                            San Mateo, California 94403
                            Attention:  Karen L. Skidmore,  Vice President


To the Underwriter:         Franklin/Templeton Distributors, Inc.
                            140 Fountain Parkway, 8th Floor
                            St. Petersburg, FL 33716
                            Attention:  Peter Jones, President


If to the Trust or Underwriter
     with a copy to:        Franklin Templeton Investments
                            One Franklin Parkway, Bldg. 920 2nd Floor
                            San Mateo, California 94403
                            Attention: General Counsel

 Allianz Life Insurance Company of North America
 H. BERNT VON OHLEN
 Senior Counsel
 Corporate Legal
 5701 Golden Hills Drive
 Minneapolis, MN  55416-1297

 Telephone:  763-765-7330
 Telefax:    763-765-6355
 bernt.vonohlen@allianzlife.com
 www.allianzlife.com

Franklin Templeton Variable Insurance Products Trust
One Franklin Parkway, Bldg. 920 2nd Floor
San Mateo, California 94403
Attention: Karen L. Skidmore

December 7, 2007

Dear Ms. Skidmore,

Please find the enclosed draft of an Application for an Order of Approval and an Order of Exemption (the "Draft Exemptive Application") that is intended to permit Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together the "Insurance Company Applicants") and their respective separate accounts (the "Insurance Company Separate Accounts") to substitute Class 1 and Class 2 shares of the AZL Schroder Emerging Markets Equity Fund for Class 1 and Class 2 shares, respectively, of the Templeton Developing Markets Securities Fund, owned by the Insurance Company Separate Accounts to support certain individual variable annuity and variable life insurance contracts.

The Insurance Company Applicants are providing the Draft Exemptive Application pursuant to section 6.6 of the Participation Agreements between themselves and Franklin Templeton Variable Insurance Products Trust both dated October 1, 2003, as amended (the "Participation Agreements"). The Insurance Company Applicants wish to file the Draft Exemptive Application, in substantially the form enclosed, with the SEC as soon as practicable.

The Insurance Company Applicants recognize that the Participation Agreements require that any such request for exemptive relief shall be furnished to Franklin Templeton Variable Insurance Products Trust ten business days prior to its first submission to the SEC. However, considering that once filed, there will be ample time for revisions prior to the filing of any amendment(s), and in order to permit the timely initial filing of the application, WE REQUEST THAT YOU WAIVE THE TEN-DAY NOTICE REQUIREMENT UNDER SECTION 6.6 OF THE PARTICIPATION AGREEMENTS. For your convenience, I have enclosed a form which you may sign and return to my attention at your earliest convenience.

Please feel free to contact me with any questions regarding this matter.

Regards,

/s/ H. Bernt von Ohlen

enc.
Copy: General Counsel

             SPECIFIC WAIVER OF NOTICE UNDER PARTICIPATION AGREEMENT

We, the undersigned, hereby waive the ten-day notice requirement before filing an application for an order of exemption with the SEC under section 6.6 of the Participation Agreements dated October 1, 2003, as amended, between Allianz Life Insurance Company of North America/Allianz Life Insurance Company of New York and the Franklin Templeton Variable Insurance Products Trust ("FTVIPT"). This waiver applies only to the Draft Exemptive Application, in substantially the form furnished to the FTVIPT with the letter from Allianz Life Insurance Company of North America dated December 7, 2007, which seeks permission to substitute Class 1 and Class 2 shares of the AZL Schroder Emerging Markets Equity Fund for Class 1 and Class 2 shares, respectively, of the Templeton Developing Markets Securities Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By:  /s/ Karen L. Skidmore

Name:  Karen L. Skidmore

Title:Vice President

Date:December 11, 2007

Please Return to:

H. Bernt von Ohlen
Senior Counsel
Corporate Legal
5701 Golden Hills Drive
Minneapolis, MN  55416-1297

Telephone:  763-765-7330
Telefax:    763-765-6355
bernt.vonohlen@allianzlife.com